UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2022

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
265 Talbot Street West,
Leamington, ON		N8H 5L4
(Address of Principal Executive Offices,		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (844) 845-7291
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Class 2 Common Stock, $0.0001 par	TLRY
value per share		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On November 22, 2022, Tilray Brands, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, stockholders considered and voted to approve the following proposals, each of which is described in more detail in the Company’s proxy statement dated September 22, 2022 (the "Proxy Statement"): (1) the election of John Herhalt as Class I director to serve until his respective term expires or until his successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year; and (3) the approval of the amendments (the “Charter Amendments”) to the Company’s Certificate of Incorporation, as amended to cancel the Class 1 common stock and re-allocate such authorized shares to Class 2 common stock.

Each of the first and second proposals were formally approved by the vote of the Company’s stockholders at the Annual Meeting, as detailed in the voting results outlined below.

The third proposal regarding the approval of the Charter Amendments has not yet received sufficient votes to approve the Charter Amendment.  The Company therefore adjourned the Annual Meeting as to the third proposal in order to solicit additional votes in favor of the Charter Amendment. This adjourned portion of the Annual Meeting will be held at 11:00 am EST on December 20, 2022, and will be held virtually online at www.virtualshareholdermeeting.com/TLRY2022.  Effective November 22, 2022, the term of service ended for Brendan Kennedy and Walter Robb as Class 1 directors of the Company.

Proposal No. 1 – Election of Class I Director:

Nominee	For	Withheld	Broker Non-Votes
John M. Herhalt	134,848,214	23,488,174	141,886,232

Proposal No. 2 – Ratification of Selection of Independent Registered Public Accounting Firm:

For	285,711,424
Against	10,469,828
Abstain	4,041,368

Proposal No. 3 – Approval of the Amendments to the Company’s Certificate of Incorporation:

For	252,581,167
Against	37,606,126
Abstain	10,035,327

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.
Date: November 23, 2022
By: /s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel